Exhibit 10.17

                           REVOLVING CREDIT AGREEMENT

     This Revolving Credit Agreement (the "Agreement") is made and entered into by and between Vitrix, Inc. (the "Borrower") and Joseph L. Simek (the "Lender") as of the date set forth on the last page of this Agreement.

                                ARTICLE I - LOANS

     1.1 REVOLVING CREDIT LOANS. From time to time prior to December 31, 2002 or the earlier termination hereof (in either case the "Termination Date"), the Borrower may borrow, repay and rebred from the Lender for working capital purposes up to the aggregate principal amount outstanding at anyone time of Two Hundred Thousand and 00/1 00 Dollars ($200,000.00) (the "Loan Amount"). All revolving loans hereunder shall be evidenced by a single promissory note of the Borrower payable to the order of the Lender in the principal amount of the Loan Amount (the "Note"). See attached Promissory Note marked as Exhibit A. Although the Note shall be expressed to be payable in the full Loan Amount, the Borrower shall be obligated to pay only the amounts actually outstanding hereunder, together with accrued interest on the outstanding balance at the rate of ten percent (10(degree)/a) per annum, on the dates specified in the Note, and such other charges provided for herein.

     1.2 ADVANCES AND PAVING PROCEDURE. The Lender is authorized and directed to credit the Borrower's account with the Lender for all loans made hereunder, and the Lender is authorized to debit such account for the amount of any principal or interest due under the Note or other amount due hereunder on the due date with respect thereto.

     1.3 CONDITIONS TO BORROWING. The Lender shall not be obligated to make (or continue to make) advances hereunder unless (i) the Lender has received executed copies of the Note and all other documents or agreements applicable to the loans described herein, including but not limited to the documents specified in
Article III (collectively with this Agreement the "Loan Documents"), in form. and content satisfactory to the Lender; (ii) if the loan is secured, the Lender has received confirmation satisfactory to it that the Lender has a properly perfected security interest, mortgage or lien, with the proper priority; (iii) the Lender has received certified copies of the Borrower's Articles, a certificate of good standing and all other relevant documents; (iv) the Lender has received a certified copy of a resolution or authorization in form and content satisfactory to the Lender authorizing the loan and all acts contemplated by this Agreement and all related documents, and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder; (v) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between the Borrower and the Lender; and (vi) all proceedings taken in connection with the transactions contemplated by this Agreement (including any required environmental assessments), and all instruments, authorizations and other documents applicable thereto, shall be satisfactory to the Lender and its counsel.

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     1.4 WARRANT. In return for entering into this Revolving Credit Agreement,
Borrower hereby grants Lender a Warrant to purchase common stock of Lender in accordance with the terms of the Warrant to Purchase Common Stock attached hereto as Exhibit C.

                      ARTICLE II - WARRANTIES AND COVENANTS

     During the term of this Agreement, and while any part of the credit granted to the Lender is available or any obligations under any of the Loan Documents arc unpaid or outstanding, the Borrower warrants and agrees as follows:

     2.1 ORGANIZATION AND AUTHORITY; LITIGATION. The Borrower is a validly existing corporation in good standing under the laws of its state of organization, and has all requisite power and authority, corporate and otherwise, and possesses all licenses necessary, to conduct its business and own is properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower's power; (ii) have been duly authorized by proper company action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. There is no litigation or administrative proceeding threatened or pending against the Borrower which would, if adversely determined, have a material adverse effect on the Borrower's financial condition or its property.

     2.2 CORPORATE EXISTENCE; BUSINESS ACTIVITIES; ASSETS. The Borrower will (i) preserve its company existence, rights and franchises; (ii) carry on its business activities in substantially the manner such activities are conducted as of the date of thus Agreement; (iii) not liquidate, dissolve, merge or consolidate with or into another entity; and (iv) not sell, lease, transfer or otherwise dispose of all or substantially all of its assets.

     2.3 USE OF PROCEEDS: MARGIN STOCK; SPECULATION. Advances by the Lender hereunder shall be used exclusively by the Borrower for working capital and other regular and valid purposes. The Borrower will not use any of the loan proceeds to purchase or carry "margin" stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of any of the proceeds shall be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or future market,

     2.4 RESTRICTION ON INDEBTEDNESS. The Borrower will not create, incur, assume or have outstanding any indebtedness for borrower money (including capitalized leases) except (i) any indebtedness owing to the Lender, and (ii) any other indebtedness outstanding on the date hereof, and shown on the Borrower's financial statements delivered to the Lender prior to the date hereof, provided that such other indebtedness shall not be renewed, extended or increased.

     2.5 RESTRICTION ON LIENS: The Borrower will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Borrower's property now owned or hereafter acquired, except (i) taxes and assessments which are

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either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) casements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor OF the Lender; and (iv) other liens disclosed in writing to the Lender prior to the date hereof

     2.6 RESTRICTION ON CONTINENT LIABILITIES. The Borrower will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except pursuant to the deposit and collection of checks and similar matters in the ordinary course of business.

     2.7 INSURANCE. The Borrower WILL maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for business operating similar properties, and as is satisfactory to the Lender, including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance; and designate the Lender as "Lender's Loss Payee" on such policies and take such other action as the Lender may reasonably request to ensure that the Lender will receive (subject to no other interests) the insurance proceeds on the Lender's collateral.

     2.8 TAXES AND OTHER LIABILITIES. The Borrower will pay and discharge, when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.

                     ARTICLE III - COLLATERAL AND GUARANTIES

     3.1 COLLATERAL. This Agreement and the Note are secured by a Security Agreement of even date herewith, a copy of which is attached hereto as Exhibit B.

     The information in this Article III is for information only and the omission of any reference to an agreement shall not affect the validity or enforceability thereof. The nights and remedies of the Lender outlined in this Agreement and the documents identified above are intended to be cumulative.

                              ARTICLE IV - DEFECTS

     4.1 DEFAULTS. The occurrence of one or more of the following events shall constitute a default:

     (a) Nonpayment. The Borrower shall fail to PAY (i) any interest due on the Note, or any other amount payable hereunder, by five days after the same becomes due; or (ii) any principal amount due on the Note when due.

     (b) Nonperformance. The Borrower shall default in the performance of any agreement, term, provision, condition, or covenant (other than nonpayment) required to be performed or observed by the Borrower or any guarantor hereunder or under any other Loan Documents, continuing for a period of fifteen (15) days.

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
     (c) Misrepresentation. Any financial information, statement, certificate, representation or warranty given to the Lender by the Borrower (or any of its representatives) in connection with entering into this Agreement or other Loan Documents and/or any borrowing hereunder, or required to be furnished under the terms hereof, shall prove untrue in any material respect (as determined by the Lender in the exercise of its reasonable judgment) as of the time when given.

     (d) DEFAULT ON OTHER OBLIGATIONS. The Borrower shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower to the Lender or by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

     (e) Judgments. Any judgment shall be obtained against the Borrower which, together with all other outstanding unsatisfied judgments against the Borrower (or such guarantor), shall exceed the sum of Ten Thousand ($10,000.00) and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days following the date of entry thereof.

     (f) INABILITY TO PERFORM; BANKRUPTCY/INSOLVENCY. (i) the Borrower shall die or cease to exist; or (ii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any federal or state law by or against the Borrower; and (iii) the Borrower shall become the subject of any out-of-court settlement with its creditors; or (iv) the Borrower is unable or admits in writing its inability to pay its debts as they mature.

     (g) Adverse Change. There is a material adverse change in the financial condition of the Borrower.

     4.2 TERMINATION OF LOANS. Upon the occurrence of any of the events identified in Section 4.1, the Lender may at any time thereafter
(notwithstanding the cure periods identified in Sections 4.1(a), 4.1 (b) and 4.1(e)] immediately terminate its obligation to make additional loans hereunder, without demand or further notice of any kind, all of which are hereby waived.

     4.3 ACCELERATION OF OBLIGATION. Upon the occurrence of any of the events identified in Sections 4.1 (a) through 4.1 (e) and 4.1(g), and the passage of any applicable cure period, the Lender may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of the Note, together with the interest accrued thereon and other amounts accrued hereunder, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any part of the Loan Documents Upon the occurrence of any event under Section 4.1(f), then the unpaid principal balance under the Note, together with all interest accrued thereon and other amounts accrued hereunder, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, not withstanding anything to the contrary contained herein or in any of the other Loan Documents.

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
     4.4 OTHER REMEDIES. Nothing in this Article IV is intended to restrict the Lender's rights under airy of the Loan Documents or at law, and the Lender may exercise all such rights and remedies as when they are available.

                            ARTICLE V - MISCELLANEOUS

     5.1 DELAY; CUMULATIVE REMEDIES. No delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any right power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Lender would otherwise have.

     5.2 RELATIONSHIP TO OTHER DOCUMENTS. The warranties, covenants and other obligations of the Borrower (and the rights and remedies of the Lender) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of arty inconsistencies in any of the terms in the Loan Documents, all terms shall be cumulative so as to give the Lender the most favorable rights set forth in the conflicting documents.

     5.3 SUCCESSORS. The rights, options, powers and remedies granted in this Agreement shall extend to the Lender and to its successors and assigns, shall BE binding upon the Borrower and its successors and assigns and shall be applicable hereto and to all renewals and/or extensions hereof.

     5.4 EXPENSES AND ATTORNEY' FEES. The Borrower agrees to reimburse the Lender of all fees and out-of-pocket disbursements incurred by the Lender in connection with the preparation, execution, delivery, administration and enforcement of this Agreement or any of the other Loan Documents, and any waivers or amendments with respect hereto, including all costs of collection before and after judgment and including, without limitation, the fees and disbursements of counsel for the Lender or any participant.

     5.5 PAYMENTS. Payments due under the Note and other Loan Documents shall be made in lawful money of the United States, and the Lender is authorized to charge payments due under the Loan Documents against any account of the Borrower. All payments may be applied by the Lender to principal, interest arid other amounts due under the Loan Documents in any order which the Lender elects.

     5.6 APPLICABLE LAW AND JURISDICTION: INTERPRETATION AND MODIFICATION. This Agreement and all other Loan Documents shall be governed by and interpreted in accordance with the laws of to State OF Wisconsin. Invalidity of any provision of this Agreement shall not affect the validity of any other provision. The provisions of the Loan Documents shall not be altered, amended or waived without the express written consent of the Lender (and the Borrower, when appropriate). THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN MARATHON COUNTY, WISCONSIN, ANT) WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO

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ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE
COLLATERAL, ANY OTHER LOAN DOCUMENTS, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETING OF ANY OF THE FOREGOING. This Agreement, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only at the Lender's offices, and only upon the Lender's receipt of the executed originals thereof.

     5.7 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHTS TO TRAIL BY JURY IN ANY ACTION OR PROCEEDINGS RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE Lender EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the undersigned have executed this REVOLVING CREDIT AGREEMENT as of the 2nd day of November, 2001.

                                        VITRIX, INC.

                                        By: /s/ Thomas S. Bednarik
                                            ------------------------------------

                                        /s/ Joseph L. Simek
                                        ----------------------------------------
                                        JOSEPH L. SIMEK

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
                                    EXHIBIT A


THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND, EXCEPT AS STATED IN THE NOTE AND WARRANT PURCHASE AGREEMENT DATED NOVEMBER 2, 2001, PURSUANT TO WHICH SUCH SECURITIES WERE ISSUED, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR REGULATION A NOTIFICATION UNDER THE ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.



$200,000.00    NOVEMBER 2, 2001                                   TEMPE, ARIZONA


                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, Vitrix, Inc., a Nevada corporation (the "COMPANY"), hereby promises to pay to the order of Joseph Simek ("HOLDER"), or Holder's registered assigns, the principal sum of Two Hundred Thousand Dollars ($200,000.00) or, if less, the aggregate unpaid principal amount this Note on the Maturity Date (as defined herein); together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until payment in full.

     1. NOTE PURCHASE AGREEMENT. This Note has been issued to Holder by the Company pursuant to the Revolving Credit Agreement and Warrant Purchase Agreement dated of even date herewith (the "NOTE PURCHASE AGREEMENT"), between the Company and the Holder. Capitalized terms used herein but not herein defined shall have the meanings ascribed thereto in the Note Purchase Agreement, unless the context otherwise requires.

     2. INTEREST. Interest on the outstanding principal balance of this Note shall be payable in arrears on the first day of each month commencing December
1, 2001 (and on the first day of each month thereafter), and on the Maturity Date to the extent accrued and unpaid. Except as otherwise provided below, interest will accrue on the then unpaid principal balance of this Note outstanding during any month, or partial month, at the rate of ten percent (10.0%) per annum, calculated on the basis of the actual number of days elapsed and on the basis of a 360 day year. Except as provided herein or in the Note Purchase Agreement, all accrued interest on this Note shall be paid at Maturity. If the Company shall default in the payment of the principal of or interest on this Note, the Company shall on demand from time to time pay interest (i) on the amount of such defaulted principal and, (ii) to the extent permitted by law, on the amount of such defaulted interest up to the date of actual payment of such defaulted principal and interest amounts (as well as before judgment), at a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable to such obligations.

     (b) The principal balance outstanding hereunder shall be payable on the Maturity Date (as defined below).

     3. PREPAYMENT. This Note may be prepaid at any time without penalty. Any prepayment hereunder shall be credited first upon interest accrued and the remainder, if any, upon the outstanding principal amount of this Note.

     4. PAYMENT ON MATURITY DATE. The date (the "MATURITY DATE") upon which this Note matures and the principal hereof and all interest accrued hereon become due shall be December 31, 2002.

     5. PAYMENTS.

     (a) All payments of principal and interest due in respect of this Note shall be made without deduction, defense, set off or counterclaim, in lawful money of the United States of America, and in same day funds and delivered to the Holder by wire transfer to a bank account of Holder, as specified by Holder from time to time, or at such other place as shall be designated by notice for such purpose in accordance with the terms of the Note Purchase Agreement.

     (b) Principal payments due in respect of this Note shall be payable on the maturity date.

     6. NOTE. This Note is secured by all of the Company's assets, which security interest is evidenced by the Security Agreement, and is entitled to the benefits of such Security Agreement.

     7. EVENTS OF DEFAULT. If any event of default set forth below ("EVENT OF DEFAULT") occurs, the entire unpaid principal balance and accrued interest payable hereunder shall automatically become immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by the Company:

     (a) If default shall be made in the due and punctual payment of any principal of or premium (if any) on, the Note when and as the same shall become due and payable, whether at maturity or a date fixed for prepayment or by declaration or otherwise, which default is not cured within fifteen (15) days; or

     (b) If default shall be made in the due and punctual payment of any interest on the Note when and as such interest shall become due and payable, and such default shall have continued for a period of fifteen (15) days; or

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
     (c) If any representation or warranty made or deemed to be made by or on behalf of the Company in the Note Purchase Agreement or this Note or in any certificate, statement, report or other instrument delivered under or pursuant to any term hereof or thereof shall prove to have been untrue or incorrect in any material respect as of the date of this Note or as of the Closing Date, or if any statement, report, certificate, financial statement or financial schedule or other writing or instrument prepared or purporting to be prepared by the Company or any officer of the Company that is hereafter furnished or delivered in connection with or under or pursuant to or contemplated by this Note to Buyer shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered; or

     (d) If the validity or enforceability of this Note shall be contested by either the Company or any security holder of the Company or any action, suit or proceeding is commenced that alleges or contends that this Note is no longer in full force or effect or is null and void or the Company denies that it has any further liability or obligation under this Note; or

     (e) If the Company shall (i) file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or file an answer consenting to, admitting the material allegations of, or otherwise not controverting, or fail timely to controvert, a petition filed against it seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or (ii) file such a petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America, or State thereof, or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with its creditors; or

     (f) If an order for relief shall be entered against the Company under Title 11 of the United States Code, as now constituted or hereafter amended, which order is not stayed; or upon the entry of an order, judgment or decree by operation of law, or by a court having jurisdiction in the premises which is not stayed, adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed a petition seeking relief against it under, the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof, or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors, or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Company or any Subsidiary or any substantial part of its property, or ordering the reorganization, winding-up or liquidation of its affairs or upon the expiration of thirty (30) days after the filing of any involuntary petition against it seeking any of the relief specified in paragraph (e) or this paragraph (f) without the petition being dismissed prior to that time; or

     (g) If the Company shall (i) make a general assignment for the benefit of its creditors, (ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Company of all or a substantial part of its property, or (iii) admit its insolvency or inability to pay its debts generally as such debts become due, or

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(iv) fail  generally  to pay its debts as such debts become due, or (v) take any action (or if such action is taken by its directors or stockholders) looking to the dissolution or liquidation of the Company; or

     (h) If a final judgment for the payment of money in excess of $100,000 shall be rendered by a court of record against the Company and the Company or shall not (i) within 30 days from the date of entry thereof, discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, and (ii) if execution of such judgment shall be stayed, within such period of 30 days or such longer period during which the execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or, after the expiration of any such stay or the denial of such appeal, forthwith discharge the same or provide for its discharge.

     8. ENFORCEMENT. If any one or more Events of Default shall have occurred, the Holder may proceed to protect and enforce the rights of the Holder by suit in equity or action at law or the employment of any other available right or remedy, as the Holder shall deem most effective to protect and enforce any such rights. The Company promises to pay all costs and expenses, including reasonable attorneys' fees and expenses, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be required under the Note Purchase Agreement) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     9. WAIVERS AND AMENDMENTS. The Note Purchase Agreement and this Note may be amended only with the written consent of the Holder.

     10. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the internal laws (but not the law of choice of laws) of the State of Arizona.

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
     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

                                      VITRIX, INC.


                                      By: /s/ Thomas S. Bednarik
                                          --------------------------------------
                                      Name: Thomas S. Bednarik
                                      Title: President & Chief Executive Officer

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
                                    EXHIBIT B

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made and executed as of the 2nd day of November, 2001, by and between VITRIX, INC., a Nevada corporation (hereinafter called "Debtor") and Joseph Simek (hereinafter called "Secured Party"). Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in that certain Note Purchase Agreement, dated as of November 2, 2001 (the "Note Purchase Agreement").

                                   WITNESSETH:

     In order to secure the due and timely payment of all of the Secured Indebtedness (as hereinafter defined), including the due and timely performance by Debtor of all of the covenants, agreements and undertakings of Debtor made herein, Debtor hereby grants to Secured Party a continuous and continuing security interest in and to all of the following:

          (a) All Accounts (as defined in Article 9 of the Arizona Uniform Commercial Code), accounts receivable, reimbursements, notes receivable, contracts, contract rights, chattel paper, documents and instruments arising out of the sale of goods or services rendered and any and all agreements for the sale of goods or products or furnishing of services by Debtor;

          (b) All Inventory (as defined in Article 9 of the Arizona Uniform Commercial Code) presently owned and which may be hereafter acquired (howsoever and whensoever acquired) by Debtor and wheresoever located;

          (c) All Equipment (as defined in Article 9 of the Arizona Uniform Commercial Code) presently owned and which may be hereafter acquired
     (howsoever and whensoever acquired) by Debtor and wheresoever located, together with any and all additions and accessions thereto and all Equipment acquired by replacement or substitution;

          (d) All General Intangibles and Contract Rights (as defined in Article 9 of the Arizona Uniform Commercial Code) howsoever and whensoever acquired and including, without limitation, all books, records, ledgers, journals, files and other memoranda relating in any manner to any of the Secured Indebtedness (as hereinafter defined), all patents, copyrights, trademarks, shoprights, manuals, warranties, literature of any sort relating to maintenance, operation, repair or preservation of any Inventory or Equipment, all rights of recovery of Debtor against others for or on account of damage, destruction or injury to or conversion of any Inventory or Equipment of Debtor;

          (e) All Chattel Paper, Instruments (including but not limited to securities), Documents of Title (as such terms are defined in Article 9 of the Arizona Uniform Commercial Code) negotiable documents and securities presently owned and which may be hereafter acquired; and

          (f) All proceeds and products of the Collateral and all replacements, additions, substitutions and appurtenances therefor.

(All  of  the  foregoing   being   referred  to  herein   collectively   as  the
"Collateral.")

This note shall be subordinate to private financing provided by Frances L. Simek pursuant to a Security Agreement dated September 4, 2001.

                                    ARTICLE I

                              SECURED INDEBTEDNESS

     1.1 This Security Agreement is made to provide collateral and security for the payment and performance by Debtor of all of the following:

          (a) Debtor's Note, dated as of even date herewith, issued pursuant to the Revolving Credit Agreement, payable to the order of Secured Party with interest and with a final maturity date of December 31, 2002, together with any and all extensions, renewals, modifications, substitutions and changes in form thereof (collectively, the "Note");

          (b) The amount of all reasonable expenditures made and obligations incurred by Secured Party in attempting to remedy any material default on the part of Debtor in respect of this Security Agreement or the Note;

          (c) The amount of all expenditures made and obligations incurred by Secured Party in attempting to collect any Secured Indebtedness or to enforce any right or remedy for realizing upon any Collateral for any Secured Indebtedness; and

          (d) Interest on all amounts expended by Secured Party for any of the purposes specified in (b) and (c) next hereinabove at an annual rate of interest equal to 18% per annum.

(All of the foregoing is referred to herein as the "Secured Indebtedness".)

                                   ARTICLE II

                                 REPRESENTATIONS

     Debtor represents to Secured Party as follows:

     2.1 Debtor is duly organized and existing under the laws of the State of Nevada.

     2.2 The execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized and are not in contravention of law applicable to Debtor or the powers of Debtor's charter, bylaws or other incorporation papers or of any indenture agreement or undertaking to which Debtor is a party or by which it is bound.

     2.3 Debtor is the owner of the Collateral and has good right and authority to grant a security interest in the Collateral.

     2.4 There are no presently outstanding liens, security interests or encumbrances in or on the Collateral or the proceeds, nor any financing statements covering the Collateral or the proceeds thereof, except for the security interest granted in this Security Agreement and the financing statements executed pursuant hereto.

     2.5 The address of Debtor's place of business is correctly set forth at the beginning of this Security Agreement.

                                   ARTICLE III

                                    COVENANTS

     So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor, for itself, its successors and assigns, covenants and agrees with Secured Party, its successors and assigns, as follows:

     3.1 Debtor shall make prompt payment, as the same becomes due, of all the Secured Indebtedness in accordance with the terms and provisions of the agreements evidencing such Indebtedness.

     3.2 Debtor shall maintain its corporate existence and pay all necessary corporate franchise and license taxes, fees and charges.

     3.3 Debtor shall pay all reasonable expenses and reimburse Secured Party for any reasonable expenditures, including reasonable attorneys' fees and legal expenses, in connection with Secured Party's exercise of any of its rights and remedies under Article IV or Secured Party's protection of the Collateral and its security interest therein.

     3.4 Debtor shall at all times keep accurate and complete records of the Collateral and its proceeds.

     3.5 Debtor agrees to execute such documents and perform all acts and things which Secured Party may deem necessary to perfect and continue to perfect the security interest created by this Security Agreement, to protect the Collateral and to enforce the security interest, including the execution and filing of financing statements, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

     3.6 Notwithstanding the security interest in proceeds granted herein, Debtor shall not sell, lend, rent, lease or otherwise dispose of the equipment forming a part of the Collateral, except for dispositions made in the ordinary course of business consistent with past practice, or any interest therein, and Debtor shall keep such Collateral free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party and will warrant and defend the Collateral against the claims and demands of all other persons, except the holders of the security interests described herein.

     3.7 Debtor shall pay before delinquency all taxes and assessments upon the Collateral or for its use or operation.

     3.8 Debtor shall insure the Collateral constituting Goods (as defined in Article 9 of the Arizona Uniform Commercial Code) with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require.

     3.9 The Collateral constituting Goods will be properly maintained in good condition and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use.

     3.10 If Debtor shall default in paying when due any tax, assessment or charge levied upon the Collateral or any part thereof or if Debtor fails to maintain the Collateral as above provided, Secured Party may at its option and without waiver of any right hereunder, pay such tax, assessment or charge, or take whatever action is necessary to maintain the Collateral and in each such case the amount paid in respect thereof shall be payable to Secured Party forthwith with interest at 18% per annum until paid and shall become part of the indebtedness secured by this Security Agreement.

     3.11 The equipment forming a part of the Collateral will be used in the business of Debtor and shall remain in Debtor's possession or control at all times.

     3.12 Debtor shall provided notice to Secured Party within ten days after changing the address of its principal place of business.

     3.13 If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

                                   ARTICLE IV

                             ASSIGNMENT OF PAYMENTS;
                         CERTAIN POWERS OF SECURED PARTY

     Debtor hereby authorizes and directs each issuer and each account debtor and each other person or entity obligated to make payment in respect of any of the intangible property constituting Collateral (each issuer and each such account debtor and other person or entity being herein called a "Collateral Obligor") to pay over to Secured Party (on behalf of all of the holders of the Notes), its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Secured Indebtedness and without any notice to or further consent of Debtor. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns upon the occurrence of a default hereunder, and at any time thereafter:

          (a) to notify Collateral Obligors of the security interest in the respective Collateral created hereunder and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e) and (f);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Security Agreement or otherwise);

          (c) to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement;

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors.

     Secured Party hereby agrees that any action taken by a Secured Party hereunder shall be taken on behalf of all Holders of the Notes and any amounts collected shall be paid over to each Holder in accordance with the terms of the Note and the Note Purchase Agreement. Unless and until a default hereunder shall have occurred, Debtor shall be entitled, except as herein provided and subject to the terms of any other loan document, receive and retain all distributions on the Collateral or any part thereof.

     The powers conferred on Secured Party pursuant to this Article IV are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred.

                                    ARTICLE V

                          REMEDIES IN EVENT OF DEFAULT

     5.1 The term "default" as used in this Security Agreement shall mean the occurrence of any event of default as defined in the Note or the occurrence of any of the following events:

          (a) The failure of Debtor to make due and punctual payment of the Secured Indebtedness secured hereby, principal or interest, or any part thereof, as the same shall become due and payable, whether at the scheduled due date, maturity or when accelerated pursuant to any power to accelerate held by Secured Party.

          (b) The failure of Debtor punctually and properly to observe, keep or perform any covenant, agreement or condition relating to the Secured Indebtedness or herein required to be observed, kept or performed, if such failure continues for thirty (30) days after written notice and demand by Secured Party for the performance of such covenant, agreement or condition.

          (c) Any material representation made in this Security Agreement shall prove to be untrue.

          (d) Debtor declares itself insolvent or is determined to be insolvent by a court of competent jurisdiction, or makes an assignment for the benefit of creditors.

          (e) A receiver is appointed for all or substantially all of the properties of Debtor or of the Collateral or any part thereof.

          (f) Debtor is adjudicated a bankrupt or requests, either by way of petition or answer, that Debtor be adjudicated a bankrupt or that Debtor be allowed or granted any composition, rearrangement, extension, reorganization or other relief under any bankruptcy law or under any other law for the relief of debtors now or hereafter existing.

          (g) The dissolution or other termination of Debtor.

     5.2 Upon the occurrence of a default, Secured Party shall have the option, with or without notice, of declaring all the Secured Indebtedness in its entirety to be immediately due and payable.

     5.3 Upon the occurrence of a default, Secured Party may exercise its right of enforcement under the Uniform Commercial Code in force in the State of Arizona at the date of this Security Agreement. In conjunction with, addition to or substitution for those rights and remedies:

          (a) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (b) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (c) Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default; and

          (d) Written notice mailed to Debtor at its address set forth at the beginning of this Security Agreement ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice.

     5.4 Also upon the occurrence of a default, Secured Party may at any time, whether before or after any revocation of such power and authority or the maturity of any of the Secured Indebtedness, (i) notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make payment to Secured Party of any amounts due or to become due thereunder and enforce collection of any such Accounts, notes receivable, contracts or General Intangibles by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations thereunder or evidenced thereby; (ii) Debtor will, at its own expense, notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make payment to the Secured Party of any amounts due or to become due thereunder; and
(iii) Secured Party is authorized to endorse, in the name of Debtor, any item howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral. In each instance in which Secured Party may elect hereunder to effect direct collection of any one or more Accounts, notes receivable, contracts or General Intangibles, Secured Party is also entitled to take possession of all books and records of Debtor relating to the Debtor's Accounts, notes receivable, contracts or General Intangibles and Debtor will not in any manner take or suffer any action to be taken to hinder, delay or interfere with the Secured Party's attempts to effect collection.

     5.5 In addition to the above, Secured Party shall have and may exercise all other rights conferred by law or under this Security Agreement and may resort to any remedy existing at law or in equity for the collection of the Secured Indebtedness and for the enforcement of the covenants and agreements contained herein and the resort to any remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     5.6 The rights granted hereunder are cumulative of any and all other security now or hereafter held by Secured Party or other holder for payment of the Secured Indebtedness and Secured Party may resort to any security now or hereafter existing for the payment of such indebtedness in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 When all of the Secured Indebtedness has been paid in full and all obligations and liabilities of Debtor hereunder shall have been performed and discharged, then and in that case only the security interests evidenced hereby or provided for herein shall terminate and shall be released at the expense of Debtor and the Collateral then held as such by Secured Party shall become free and clear of such security interests. In such event Secured Party shall execute such instruments, including, but not limited to, Termination Statements, necessary to give effect to this Section 6.1.

     6.2 No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

     6.3 Secured Party may enter upon Debtor's premises at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist Secured Party in whatever way necessary to make any such inspection.

     6.4 Secured Party may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly.

     6.5 Secured Party may, by any employee or employees Secured Party may designate, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments, for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement.

     6.6 Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Security Agreement.

     6.7 All notices and communications provided for herein shall be delivered or mailed, registered or certified, postage prepaid, addressed to the parties hereto at their addresses set forth at the beginning of this Security Agreement, or such other address as any party hereto shall hereafter designate by written notice to the other party.

     6.8 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the validity or enforceability of any other provision.

     6.9 Unless the context clearly indicates otherwise, "Debtor" and "Secured Party" as used in this Security Agreement include the respective successors and assigns of those parties.

     6.10 The law governing this Security Agreement shall be that of the State of Arizona in force at the date of this Security Agreement.

     IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first above written.

                                        VITRIX, INC.


                                        By: /s/ Thomas S. Bednarik
                                            ------------------------------------
                                            Thomas S. Bednarik
                                            Chief Executive Officer


                                        INVESTOR


                                        By: /s/ Joseph Simek
                                            ------------------------------------
                                            Joseph Simek

                                    EXHIBIT C

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

                                  VITRIX, INC.

                        WARRANT TO PURCHASE COMMON STOCK

     This certifies that, for value received, Joseph Simek (the "Holder") is entitled to subscribe for and purchase up to twenty five thousand nine hundred fifty eight (25,000) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of VITRIX, INC. a Nevada corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.005 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1. TERM OF WARRANT. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

     2. WARRANT PRICE. The exercise price of this Warrant is 15/100 DOLLARS ($0.15) per share (the "Warrant Price").

     3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT; EXERCISE. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, or (ii) by cancellation by the Holder of indebtedness of the Company to the Holder. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period.

     4. STOCK FULLY PAID; RESERVATION OF SHARES. All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

     5. FRACTIONAL SHARES. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

     6. COMPLIANCE WITH THE ACT. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

     7. NO TRANSFER OF WARRANT. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

     8. NOTICE TO HOLDER. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Note and Warrant Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

     9. MISCELLANEOUS.

          (a) NO RIGHTS AS SHAREHOLDER. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) NOTICE. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

     IN WITNESS WHEREOF, this Warrant is executed as of the 2th day of November, 2001.

                                        VITRIX, INC., a Nevada corporation



                                        By: /s/ Thomas S. Bednarik
                                            ------------------------------------
                                            Thomas S. Bednarik
                                            Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:  VITRIX, INC.

     1. The undersigned hereby elects to purchase ____________ shares of Common Stock of VITRIX, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

          ___      Section 3(i)

          ___      Section 3(ii)

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                             (Name)


                                             (Address)

     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.





                                         _______________________________________
                                         Signature